Goodwill	12 Months Ended
Dec. 31, 2012
GOODWILL [Abstract]
Goodwill Disclosure

9. GOODWILL

The changes in the carrying amount of goodwill from significant acquisitions are as follows.

January 1, 2011	6,896,340
Goodwill transferred out due to disposal of Yisheng	(663,570)
December 31, 2011	6,232,770
Changes in goodwill	—
December 31, 2012	6,232,770

ASC Topic 350 requires that the goodwill impairment assessment be performed at the reporting unit level. The Company performed an impairment test at the reporting unit level and concluded that there was no impairment as to the carrying value of goodwill as of December 31, 2010, 2011 and 2012.

When available, the Company uses observable market data, including pricing on recent closed market transactions, to determine the fair value of its reporting unit(s) and compares such data with carrying amounts of its reporting unit(s) to assess any potential goodwill impairment. The fair value of reporting units was determined based on the market capitalization of the respective entities as of the valuation date. When there is little or no observable market data, the Company measures the fair value of each reporting unit primarily using the income approach and using the market approach as a validation of the value derived from income approach. The market approach included using financial metrics and ratios of comparable public companies. When the goodwill is determined to be impaired, the Company uses an income approach including discounted cash flow modeling for each reporting unit and unobservable inputs including assumptions of projected revenue, expenses, capital spending, and other costs, as well as a discount rate calculated based on the risk profile of the related industry to determine the amount of any impairment.